NWM Momentum Fund (MOMOX) A series of PFS Funds

Supplement dated April 13, 2018 to the Prospectus dated July 28, 2017

     NWM Fund Group, LLC (“NWM”), the NWM Momentum Fund’s investment adviser, recently completed a strategic review of the management and operations of the NWM Momentum Fund (the “Fund”) and determined that it would be advisable to pursue a reorganization by transferring all of the assets and liabilities of the Fund to a newly formed portfolio of The Saratoga Advantage Trust with substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). Following this strategic review process, NWM believes that the Reorganization is in the best interests of the Fund and its shareholders. Based upon NWM’s representations, the Board of Trustees of the Fund has approved the Reorganization, subject to shareholder approval. NWM provides day-to-day investment management for the Fund’s investment strategies and will continue to do so as sub-adviser if the Reorganization is approved by the shareholders of the Fund. James Alpha Advisors, LLC will serve as the investment manager if the Reorganization is approved by the shareholders of the Fund. Shareholders of record as of the close of business on April 9, 2018 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement of the meeting, and will receive a proxy statement in May. Based upon NWM’s representations, the NWM Momentum Fund’s Board has unanimously approved, and recommends that you vote “FOR” the Reorganization. Your vote will be important no matter how many shares you own.

If you have any questions regarding the Reorganization please call George McCuen or Tim Ayles at 1-707-252-1343.

This Supplement, and the existing Prospectus dated July 28, 2017, provide relevant information for all shareholders and should be retained for future reference. The Prospectus dated July 28, 2017 has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-888-331-9609.